UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2021
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 Fifth Street
Ames, Iowa 50010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	ATLO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 14, 2021, First National Bank, Ames, Iowa (“FNB”), a wholly-owned subsidiary of Ames National Corporation (the “Company”), adopted a Director Stock Purchase Incentive Plan (the “Plan”), a copy of which is attached as Exhibit 99.1. The purpose of the Plan is to provide the directors of FNB with an annual incentive to purchase and invest in the Company’s common stock (the “Stock”). Under the terms of the Plan, eligible directors of FNB will receive a cash award (the “Award”) on or about May 15 of each year, with the Award being equal to the market value of 100 shares of the Stock. The market value will be established at the average closing price of the Stock on the ten (10) trading days preceding and including April 30. Directors receiving the Awards are encouraged, but not required, to use the cash from the Award, together with their own funds, to purchase a minimum of 200 shares of the Stock through open market transactions initiated by the director. The purchase, if made, must occur prior to December 15 of each year, but all terms of the purchase (including the timing of the purchase and the purchase price to be paid) will be determined in the sole discretion of the director. Once purchased, the director is expected to hold the stock for a period of at least five years. A director who elects not to use the Award toward the purchase of a minimum of 200 shares of the Stock, or to observe the holding period, will be subject to exclusion from future participation under the Plan.

Each of the Company’s five other wholly-owned banking subsidiaries have also adopted, or are expected to adopt, their own versions of the Plan (in substantially identical form to the Plan adopted by FNB) under which their respective directors will be eligible to participate and receive Awards on the terms described above. Members of the Company’s board of directors who also serve as directors of FNB or one of the other subsidiary banks will, in their capacity as a member of the board of directors of such entities, be entitled to participate under the terms of the Plans. Based on the current membership of the Company’s board of directors and the board of directors of the banking subsidiaries, it is contemplated that all of the Company’s directors, except John P. Nelson, will be eligible to participate under the Plans.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Bank Director Stock Purchase Incentive Plan dated April 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: April 30, 2021	By:	/s/ John P. Nelson
John P. Nelson, Chief Executive Officer and President
(Principal Executive Officer)